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                                                                    EXHIBIT 32.2

                       CERTIFICATION FURNISHED PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this Amendment No. 1 to the Quarterly Report of Verdisys, Inc. (the "Company") on Form 10-QSB/A for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Wilson, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ ANDREW WILSON
                                           -------------------------------------
                                           Name:    Andrew Wilson
                                           Title:   Principal Accounting Officer
                                           Date:    November 18, 2003

A signed original of this statement required by Section 906 has been provided to Verdisys, Inc. and will be retained by Verdisys, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.